               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                  FORM 8-K/A


                                CURRENT REPORT
    PURSUANT TO SECTION 13 or 15 (d) OR THE SECURTIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OR EARLIEST EVENT REPORTED):  OCTOBER 15, 1997
                       COMMISSION FILE NUMBER:   0-25790

                           CREATIVE COMPUTERS, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          DELAWARE                                            95-4518700
(STATE OR OTHER JURISDICTION                               (I.R.S. Employer
      OF INCORPORATION)                                   Identification No.)


               2555 W. 190TH STREET, TORRANCE, CALIFORNIA  90504
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (310) 354-5600

Item 2.   Acquisition or Disposition of Assets

(a) On October 15, 1997, Creative Computers, Inc., a Delaware corporation, acquired substantially all of the assets of Elek-Tek, Inc., a Delaware corporation, located at 7350 North Linder Avenue, Skokie, Illinois 60077, for a purchase price of $29.4 million pursuant to an Asset Purchase Agreement dated September 17, 1997, as amended. The sale of assets was accomplished pursuant to section 363 of the U.S. Bankruptcy Code. Such assets consisted primarily of accounts receivable, inventory, property, plant and equipment, general intangibles and customer lists and the businesses associated with mail order, direct sales and retail activities. The Company intends to use these assets for similar purposes except where business integration and restructuring limit their utility.

(b) The acquisition will be accounted for as a purchase. The Company borrowed $20.7 million of the purchase price from Deutsche Financial Services Corporation, and the remaining $8.7 million was paid in cash. Elek-Tek, Inc. will operate as a wholly-owned subsidiary of Creative Computers, Inc. The description of the acquisition is qualified by reference to the Asset Purchase Agreement dated as of September 17, 1997 as amended by the Bankruptcy Court Order dated October 9, 1997 (exhibit 10.1 hereto) and press release dated October 15, 1997 (exhibit 99.1 hereto).


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Financial Statements of Business Acquired.

     The financial statements for Elek-Tek, Inc. listed below have been previously filed with the Commission by Elek-Tek, Inc. under file number 000-22064 and are incorporated herein by reference.

          Fiscal Year

           Report of Independent Accountants.
           Balance Sheets as of December 31, 1996 and December 31, 1995. Statements of Operations for the years ended December 31, 1996,
              December 31, 1995 and December 31, 1994.
           Statements of Stockholders' Equity for the years ended December 31,
              1996, December 31, 1995 and December 31, 1994.
           Statements of Cash Flows for the years ended December 31, 1996,
              December 31, 1995 and December 31, 1994.
           Notes to Financial Statements.

          Interim

           Unaudited Condensed Balance Sheets as of March 31, 1997 and June 30,
              1997.
           Unaudited Condensed Statements of Operations for the three and six months ended March 31, 1997 and June 30, 1997.
           Unaudited Condensed Statements of Cash flows for the three and six months ended March 31, 1997 and June 30, 1997.
           Unaudited notes to Condensed Financial Statements.

(b)  Pro forma financial information.

     The unaudited pro forma data presented in the unaudited pro forma combined financial statements are included in order to illustrate the effect on the Company's financial statements of the acquisition of substantially all of the assets of Elek-Tek, Inc. as described in Item 2.

     The unaudited pro forma combined balance sheet at September 30, 1997 present adjustments as if, at such date, the Company had acquired Elek-Tek, Inc.'s assets. The unaudited pro forma statements of operations for the nine months ended September 30, 1997 and the year ended December 31, 1996 present the effect of the acquisition of Elek-Tek, Inc.'s assets as if the transaction had occurred at the beginning of both periods. The historical financial information of Elek-Tek, Inc. used in the Company's pro forma statement of operations for the nine-month period ended September 30, 1997 includes Elek-Tek, Inc.'s historical interim unaudited financial information for the six-month period ended June 30, 1997 (the last Form 10-Q filed for Elek-Tek, Inc.) and the three months ended December 31, 1996. Accordingly, the historical results of operations for Elek-Tek, Inc. for the three-month period ended December 31, 1996 have been included in both the pro forma statement of operations for the Company's nine-month period ended September 30, 1997 and the year ended December 31, 1996. Elek-Tek's unaudited revenues and loss for the three months ended December 31, 1996 were $84.9 million and $4.0 million, respectively.

     The unaudited pro forma combined financial statements reflect the Company's allocation of the purchase price of approximately $29.4 million to the acquired assets of Elek-Tek, Inc. based upon the Company's current estimate of their relative value. The final allocation of the purchase price may vary as additional information is obtained and, accordingly, the ultimate allocation may differ from those used herein. The unaudited pro forma combined statements of operations are not indicative of the results that would have been reported had such events actually occurred on the date specified, nor are they indicative of the Company's future results. For example, Elek-Tek, Inc. closed four retail stores in August and September, 1997. Immediately after the acquisition, the Company consolidated the headquarters and warehouse operations into their own functions in Torrance, CA and Memphis, TN, thereby reducing these expenses. These events will have a significant impact on the Company going forward but is not reflected historically.

                  UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                              September 30, 1997
                       (in thousands, except share data)


                                                                       Pro Forma             Company
                                                   Company          Adjustments for         Pro Forma
                                                 as Reported     Elek-Tek Acquisition       Combined
                                                 ------------    --------------------     ------------
Assets
Current assets:
Cash and cash equivalents                           $ 21,553          $(8,735)  (1)           $ 12,818
Accounts receivable, net of allowance for
  doubtful accounts                                   24,465           15,630   (2)             40,095
Inventories                                           44,759            8,189   (2)             52,948
Other current assets                                   8,558                -                    8,558
                                                    --------          -------                 --------
  Total current assets                                99,335           15,084   (2)            114,419

Property, plant and equipment, net                    11,455            3,062   (2)             14,517
Goodwill, net                                          6,693            2,445   (2)              9,138
Other assets                                             268              109   (2)                377
                                                    --------          -------                 --------
                                                    $117,751          $20,700   (2)           $138,451
                                                    ========          =======                 ========

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable                                    $ 47,533          $                       $ 47,533
Accrued expenses and other current
 liabilities                                          10,436                                    10,436
                                                    --------          -------                 --------
  Total current liabilities                           57,969                -                   57,969
Capital leases                                           214                                       214
Notes payable                                            383           20,700   (1)             21,083
Deferred income taxes                                    658                                       658
                                                    --------          -------                 --------
  Total liabilities                                   59,224           20,700                   79,924

Stockholders' equity:
Common stock, $.001 par value; 15,000,000
   shares authorized; 10,081,434 issued                   10                                        10
Preferred stock
Additional paid in capital                            56,530                                    56,530
Treasury stock, at cost                                  (91)                                      (91)
Retained earnings                                      2,078                                     2,078
                                                    --------          -------                 --------
  Total stockholders' equity                          58,527                -                   58,527
                                                    --------          -------                 --------
                                                    $117,751          $20,700                 $138,451
                                                    ========          =======                 ========

              NOTES TO UNAUDITED PRO FORMA COMBINED BALANCE SHEET

(1) Reflects the purchase of substantially all the assets of Elek-Tek, Inc. for $29.4 million, $20.7 million borrowed from Deutsche Financial Services and the remaining $8.7 million paid in cash.

(2) Reflects the preliminary allocation of $29.4 million total consideration paid for the acquisition of Elek-Tek, Inc. as follows: $13.1 million for accounts receivable; $8.2 for inventories; $3.1 million for property, plant and equipment; $.1 million for other assets; and $2.4 million for goodwill.

             UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                     Nine Months Ended September 30, 1997
                   (in thousands, except per share amounts)


                                                                                       Pro Forma          Company
                                                     Company          Elek-Tek        Adjustments        Pro Forma
                                                   as Reported     as Reported (2)    for 1997 (1)        Combined
                                                   ------------    ---------------    ------------        ---------
Net sales                                             $368,394           $217,762         $               $586,156
Cost of goods sold                                     321,208            192,010                          513,218
                                                      --------           --------         -------         --------
  Gross profit                                          47,186             25,752                           72,938
Selling, general and administrative expenses            42,592             29,625          (1,444)  (3)     70,773
                                                      --------           --------         -------         --------
Income (loss) from operations                            4,594             (3,873)          1,444            2,165
Other (income) expense                                                       (272)                            (272)
Interest expense (income), net                            (473)             2,100            (421)  (4)      1,206
                                                      --------           --------         -------         --------
Income (loss) before income taxes                        5,067             (5,701)          1,865            1,231
Income tax provision (benefit)                           1,943              1,852             739   (5)      4,534
                                                      --------           --------         -------         --------
Net income (loss)                                     $  3,124           $ (7,553)        $ 1,126         $ (3,303)
                                                      ========           ========         =======         ========
Earnings (loss) per share                                $0.32                                              $(0.34)
                                                      ========                                            ========
Weighted average number of
  shares outstanding                                     9,901                                               9,826
                                                      ========                                            ========


         NOTES TO UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

(1) Reflects adjustments for the 1997 transactions as if they had taken place on January 1, 1997.

(2) Reflects nine months activity calculated using six months ended June 30, 1997 plus three months ended December 31, 1996.

(3) Adjustments for depreciation and amortization expense are the net expense difference between historical and the preliminary allocation of consideration as follows: (i) goodwill of approximately $2.4 million over a period of 25 years, and (ii) property plant and equipment of approximately $3.1 million over an average period of 15 years.

(4) Reflects the adjustments for acquisition financing in October 1997 as follows:


                                                                                 Nine Months Ended
                                                                                 September 30, 1997
                                                                                 ------------------
                                                                                   (in thousands)
Interest expense on:
$20.7 million Business Credit and Security Agreement at 8.5% ("prime")                      $1,320
Forgone investment earnings on $8.7 million on short term investments at 5.5%                  359
                                                                                            ------

Interest expense as adjusted                                                                $1,679
Historical interest expense                                                                  2,100
                                                                                            ------

Adjustment necessary to reduce interest expense                                             $  421
                                                                                            ======

(5)  To reflect the income tax effect of pro forma adjustments.

             UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                     Twelve Months Ended December 31, 1996
                   (in thousands, except per share amounts)


                                                                                 Pro Forma          Company
                                               Company          Elek-Tek        Adjustments        Pro Forma
                                             as Reported     as Reported (2)    for 1996 (1)        Combined
                                             ------------    ---------------    ------------       ----------
Net sales                                       $444,971           $333,498         $               $778,469
Cost of goods sold                               395,000            298,236                          693,236
                                                --------           --------         -------         --------
  Gross profit                                    49,971             35,262                           85,233
Selling, general and administrative
 expenses                                         60,585             46,038          (1,925)  (3)    104,698
                                                --------           --------         -------         --------
Income (loss) from operations                    (10,614)           (10,776)          1,925          (18,465)
Other expense                                          0               (341)                            (341)
Interest (income), net                              (593)             2,454            (215)  (4)      1,646
                                                --------           --------         -------         --------
Income (loss) before income taxes                (10,021)           (12,889)          2,140          (20,770)
Income tax provision (benefit)                    (3,972)            (2,326)            849   (5)     (5,449)
                                                --------           --------         -------         --------
Net income (loss)                               $ (6,049)          $(10,563)        $ 1,291         $(15,321)
                                                ========           ========         =======         ========
Earnings (loss) per share                         $(0.62)                                             $(1.57)
                                                ========                                            ========
Weighted average number of
  shares outstanding                               9,767                                               9,767
                                                ========                                            ========

         NOTES TO UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

(1) Reflects adjustments for the 1997 transactions as if they had taken place on January 1, 1996.

(2)  Reflects the 1996 historic operating results of Elek-Tek, Inc.

(3) Adjustments for depreciation and amortization expense are the net expense difference between historical and the preliminary allocation of consideration as follows: (i) goodwill of approximately $2.4 million over a period of 25 years, and (ii) property plant and equipment of approximately $3.1 million over an average period of 15 years.

(4) Reflects the adjustments for acquisition financing in October 1997 as follows:


                                                                                    Year Ended
                                                                                 December 31, 1996
                                                                                 -----------------
                                                                                   (in thousands)
Interest expense on:
$20.7 million Business Credit and Security Agreement at 8.5% ("prime")               $1,760
Forgone investment earnings on $8.7 million on short term investments at 5.5%           479
                                                                                     ------

Interest expense as adjusted                                                         $2,239
Historical interest expense                                                           2,454
                                                                                     ------

Adjustment necessary to reduce interest expense                                      $  215
                                                                                     ======

(5)  To reflect the income tax effect of pro forma adjustments.

(c)  Other

     Exhibits

     10.1 Asset Purchase Agreement dated September 17, 1997 between Creative Computers, Inc. and Elek-Tek, Inc.
     10.2 Business Credit and Security Agreement dated October 14, 1997 between Deutsche Financial Services Corporation and Elek-Tek Acquisition Corp.
     10.3 Business Credit and Security Agreement dated October 14, 1997 between Deutsche Financial Services Corporation and Creative Computers, Inc.
     99.1  Press release dated October 15, 1997.


                                  SIGNATURES

Pursuant to requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CREATIVE COMPUTERS, INC.




Date:  December 26, 1997            By     /s/  Richard Finkbeiner
                                    Richard Finkbeiner
                                    Chief Financial Officer

                                    (Duly Authorized Officer of the
                                    Registrant and Principal Financial Officer)